UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 20, 2024
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 20, 2024, Gates Industrial Corporation plc (the “Company”) held its 2024 annual general meeting of shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on and approved each of the resolutions presented in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024. The final number of votes cast for and against, and the final number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders were as follows:
Resolution 1: To elect nine director nominees:

Nominee	For	Against	Abstain	Broker Non-Vote
Fredrick Eliasson	228,051,335	11,394,602	89,214	5,037,878
James W. Ireland, III	237,255,072	2,190,795	89,284	5,037,878
Ivo Jurek	239,185,590	259,973	89,588	5,037,878
Stephanie K. Mains	239,172,892	273,471	88,788	5,037,878
Seth A. Meisel	239,095,268	350,285	89,598	5,037,878
Wilson S. Neely	234,368,214	5,077,723	89,214	5,037,878
Neil P. Simpkins	234,923,493	4,521,919	89,739	5,037,878
Alicia Tillman	237,252,212	2,194,151	88,788	5,037,878
Molly P. Zhang	238,406,404	1,038,442	90,304	5,037,878
Resolution 2: To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
234,414,229	5,010,786	110,136	5,037,878

Resolution 3: To approve, on an advisory basis, the Company’s directors’ remuneration report in accordance with the requirements of the United Kingdom (the “U.K.”) Companies Act 2006 (the “Companies Act”):

For	Against	Abstain	Broker Non-Vote
235,469,948	3,956,799	108,404	5,037,878

Resolution 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024:

For	Against	Abstain	Broker Non-Vote
243,777,025	715,161	80,843	0

Resolution 5: To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the Companies Act (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company’s shareholders):

For	Against	Abstain	Broker Non-Vote
243,776,360	715,326	81,343	0

Resolution 6: To authorize the Audit Committee of the board of directors of the Company to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Vote
244,295,403	194,752	82,874	0

Resolution 7: To approve the forms of share repurchase contracts attached in Appendix B and Appendix C of the Proxy Statement and repurchase counterparties:

For	Against	Abstain	Broker Non-Vote
238,783,405	54,940	696,806	5,037,878

Resolution 8: To authorize the Board to allot equity securities in the Company:

For	Against	Abstain	Broker Non-Vote
238,350,723	1,106,001	78,427	5,037,878

Resolution 9: To authorize the Board to allot equity securities without pre-emptive rights:

For	Against	Abstain	Broker Non-Vote
234,039,298	4,595,619	900,234	5,037,878

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC
By:	/s/ Cristin C. Bracken
	Name:	Cristin C. Bracken
	Title:	Chief Legal Officer
Date: June 24, 2024